UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) August 18, 2009

SANTA FE GOLD CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-12974	84-1094315
(Commission File Number)	(IRS Employer Identification No.)

1128 Pennsylvania NE, Suite 200
Albuquerque, NM 87110
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, Including Area Code (505) 255-4852

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a -12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

( ) Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

     Santa Fe Gold Corporation (the “Company,” “we” or “us”) and Sulane Holdings, Ltd., a British Virgin Islands company (“Sulane”), are parties to a Securities Purchase Agreement, dated as of December 21, 2007 (the “Securities Purchase Agreement”), pursuant to which we issued and sold to the Sulane $13,500,000 original principal amount of 7% Senior Secured Convertible Debentures (collectively, the “Debentures”). Effective as of June 30, 2009, we entered into an Amendment No. 2 to Securities Purchase Agreement, Debentures Modification and Waiver (the “Amendment”) with Sulane pursuant to which the parties agreed that:

(a) all the accrued interest on the Debentures due June 30, 2009, in the collective aggregate amount of $974,360, will automatically converted into 974,360 shares of the Company’s common stock to be effective as of June 30, 2009, and

(b) aggregate accrued interest on the outstanding principal amounts of the Debentures for the quarters ending September 30, 2009 and December 31, 2009, shall be paid in shares of the Company’s common stock, to be valued at one dollar ($1.00) per share at the time of payment and issuance.

     On March 31, 2010, Sulane shall have the option to make a six-month election, by giving us written notice of its election thirty (30) days prior to March 31, 2010, to have the March 31, 2010 and June 30, 2010 quarterly interest payments paid in shares of our common stock. Commencing September 30, 2010, Sulane shall have the option to make an annual election, by giving us thirty (30) days’ prior written notice of its election, to have the following four quarterly interest payments paid in shares of our common stock. Valuation of our common stock shall be based upon the Market Price (as defined below) of our common Stock for the thirty (30) trading days immediately preceding the payment due date. As used in the Amendment, “Market Price” shall mean the arithmetic average of the volume weighted average trading price per share of Common Stock for such thirty (30) day period as reported by Bloomberg L.P., or any successor performing similar functions.

     Sulane also agreed that we were not deemed to be in default under the Debentures and any default, if any, was affirmatively and retroactively waived.

Item 3.02.	Unregistered Sales of Equity Securities

See Item 1.01 of this report which is incorporated herein by reference.

The Company undertook the sale in reliance upon Section 4(2) and Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “1933 Act”) and regulation S under the 1933 Act.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

The following exhibits are filed herewith:

Exhibit
Number	Description

10.1	Amendment No. 2 to Securities Purchase Agreement, Debentures Modification and Waiver between the Company and Sulane Holdings, Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SANTA FE GOLD CORPORATION
(Registrant)

Date: August 21, 2009	/s/ W. Pierce Carson
W. Pierce Carson
Chief Executive Officer